UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2018 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA 02472
(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: 617-402-1000
________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 30, 2018, the Compensation Committee of the Board of Directors (the “Board”) of athenahealth, Inc. (the “Company”) approved a cash bonus payment in the amount of $450,000 to be paid to Marc A. Levine in recognition of the duties performed by Mr. Levine in addition to his role as Executive Vice-President and Chief Financial Officer of the Company at the request of the Board from June 6, 2018 to date (the “Executive Duties Bonus”). The Executive Duties Bonus shall be paid at the Company’s next regularly-scheduled payroll date.
On December 3, 2018, the Company entered into certain agreements providing for the payment of cash bonuses to specified key employees (the “Transaction Bonus Agreement”) in connection with the transactions contemplated by that certain Agreement and Plan of Merger among the Company, May Holding Corp. and May Merger Sub Inc. dated as of November 11, 2018 (the “Merger Agreement”).
Under the Transaction Bonus Agreement, the following cash bonus payments (each a “Transaction Bonus”) will be paid to each of the named executive officers of the Company below:

Name of Executive	Position	Bonus Amount
Dan Haley	Senior Vice President, Chief Legal and Administrative Officer	$150,000
Prakash Khot	Executive Vice President, Chief Technology Officer	$250,000
Marc A. Levine	Executive Vice President, Chief Financial Officer and Treasurer	$600,000
Jonathan Porter	Senior Vice President, Chief Product Officer	$250,000
Fifty percent (50%) of the Transaction Bonus (the “First Payment”) will be paid to each of the named executive officers listed above on December 28, 2018. The remaining fifty percent (50%) of the Transaction bonus (the “Second Payment”) will be paid upon the closing of the transactions contemplated by the Merger Agreement; provided that if such closing does not occur on or prior to May 10, 2019, the Second Payment will be forfeited. The named executive officer is required to be employed by the Company on the date the bonus is paid with respect to the First Payment and on the date of the closing with respect to the Second Payment, subject to exceptions upon certain terminations of employment.
A copy of the form of the Transaction Bonus Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the terms of the Transaction Bonus Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such exhibit.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1	Form of Transaction Bonus Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)
December 4, 2018	/s/ Marc A. Levine
Marc A. Levine
Executive Vice President, Chief Financial Officer and Treasurer